UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 13, 2022

Verde Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55276	32-0457838
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

2 Cityplace Drive, Suite 200, St. Louis, MO 63141
(Address of principal executive offices)

Registrant’s telephone number, including area code   (323) 538-5799

 __________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 DEPARTURE OF DIRECTOR

Effective October 1, 2022, Balakrishnan B S Muthu will resign his position as President of Verde Resources, Inc. (“Verde” or the “Company”) and Jack Wong will be appointed President and CEO of the Company.

Balakrishnan B S Muthu shall remain as Treasurer, Chief Financial Officer, General Manager and Director of Verde and Liang Wai Keen shall remain as Secretary of the Company.

There have been no disagreements between the Company and Mr. Muthu known to an executive officer of the Company on any matter relating to Verde’s ’operations, policies or practices. Mr. Muthu was provided a copy of the disclosures made herein no later than the date of filing on this Form 8-K, and has been provided with the opportunity to furnish Verde with a letter addressed to the Company stating whether he agrees or disagrees with the statements made herein. Any letter received by the Company from Mr. Muthu will be filed as an exhibit to this form 8-K by way of amendment within 3 business days of receipt.

Verde believes that the education, business and operational experience of Mr. Wong give him qualification and skills necessary to serve as officer of the Company.

Mr. Jack Wong (39)

2004 - 2007	Graduated with BA in Business Administration, Wichita State University
2009 - 2013	Sub licensee of Fun Characters International Pte.Ltd
2014 - 2020	Managing Director, Scuba Tiger Resort & Tours Sdn Bhd
2020 - Present	Chief Executive Officer, The Wision Project Sdn Bhd

Mr. Wong has been serving as the CEO of The Wision Project Sdn Bhd, a subsidiary which was acquired by the Company in March 2022 is division has been instrumental in the Company’s transition to the carbon and CBD realm. Mr. Wong also previously worked with Fun Characters International Pte Ltd, which was then the master licensee for Disney Consumer Products, Inc. in the ASEAN countries of Singapore, Malaysia, Indonesia, and Thailand. The company Mr. Wong represented then was granted third party rights to reproduce and use certain Disney characters, Disney materials, and Disney trademarks in connection with manufacturing, distribution, and sale of Disney consumer products in the region. He then went on to build and run a seaside dive resort - Scuba Tiger, which is located 45 minutes away from one of the worlds best dive spots - Sipadan island, in Sabah, Borneo, where he hosted scuba divers from all over the world, until the pandemic hit Mr. Wong graduated with a bachelor’s degree in Business Administration from Wichita State University in 2007.

Item 7.01 Regulation FD Disclosure

On September 13, 2022, the Company issued a Press Release announcing the resignation of Mr. Balakrishnan Muthu as its President and the appointment of Mr. Jack Wong as its new President and CEO, effective October 1, 2022. The Press Release is attached as an Exhibit to this filing.

Item 9.01 Financial Statements and Exhibits

Exhibits.

99.1	Press Release of Verde Resources, Inc. dated September 13, 2022

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERDE RESOURCES, INC.

/s/ Balakrishnan B S Muthu
Balakrishnan B S Muthu
President, and Director

Date: September 19, 2022

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